UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) May 31, 2006


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[    ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 140.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          -------------------------------------------

At the annual meeting of the shareholders of Old Republic International Corporation (the "Company") on May 26, 2006, the shareholders approved the Company's 2006 Incentive Compensation Plan (the "Plan"), a copy of which was attached to the Company's Proxy Statement dated March 31, 2006. The Compensation Committee of the Company's Board of Directors had approved the Plan on February 23, 2006, for proposal to the Company's shareholders. At its meeting on March 17, 2006, the Compensation Committee granted conditional stock option awards under the proposed Plan, subject to the shareholders' approval of the Plan at their annual meeting. Options on 980,500 shares of the Company's common stock were conditionally awarded to 32 employees, including the Company's Chief Executive Officer, its Chief Financial Officer and the four other most highly compensated executive officers who received a total of 529,000, as stated in the Company's Proxy Statement. With the shareholders' approval of the Plan, the option awards became effective, with an exercise price of $21.48 per share, which was the Company's composite transactions closing price for trading on the New York Stock Exchange on May 25, 2006.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

         Exhibits

          99.1. Old   Republic   International    Corporation   2006   Incentive
                Compensation Plan

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant




Date: May 31, 2006                   By: /s/ Karl W. Mueller
                                         -----------------------------------
                                         Karl W. Mueller
                                         Senior Vice President
                                         and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Old Republic International Corporation 2006 Incentive Compensation Plan